LORD ABBETT SERIES FUND

Bond Debenture Portfolio

Supplement dated July 17, 2014 to the

Prospectus dated May 1, 2014

Christopher J. Towle, currently the head of the Fund’s investment team, will retire on September 30, 2014, after a 28-year career at Lord Abbett.  Mr. Towle will continue to head the Fund’s investment team until his retirement.

Accordingly, effective October 1, 2014, the following replaces the subsection under “Management – Portfolio Managers” on page 9 of the prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Steven F. Rocco, Partner and Portfolio Manager	2014
Robert A. Lee, Partner and Director	2013

The following replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 19 of the prospectus as of October 1, 2014:

Steven F. Rocco, Partner and Portfolio Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Rocco joined Lord Abbett in 2004 and has been a member of the team since 2014. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 2013.

Please retain this document for your future reference.